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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 18, 2003

                             ARROW ELECTRONICS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

        NEW YORK                        1-4482                  11-1806155
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 (State or Other Juris-            (Commission File            (IRS Employer
diction of Incorporation)               Number)             Identification No.)

50 MARCUS DRIVE, MELVILLE, NEW YORK                               11747
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(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (631) 847-2000

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ITEM 5.  OTHER EVENTS

         On December 18, 2003, Arrow Electronics, Inc. and certain of its subsidiaries entered into an Amended and Restated Three-Year Credit Agreement (the "Credit Agreement") with the several banks from time to time parties to the Credit Agreement, and the Bank of America, N.A., The Bank of Nova Scotia, BNP Paribas and Fleet National Bank, as syndication agents and JPMorgan Chase Bank, as administrative agent. The Credit Agreement provides for a three year revolving credit facility in the amount of $450,000,000. The Credit Agreement is attached as Exhibit 10.1 to this report and incorporated by reference under this
Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired:

                  Not applicable.

         (b)      Pro Forma Financial Information:

                  Not applicable.

         (c)      Exhibits:

EXHIBIT
 NO.                                   DESCRIPTION
-------       ------------------------------------------------------------------
10.1          Amended and Restated Three-Year Credit Agreement, dated as of
              December 18, 2003, by and among Arrow Electronics, Inc., the
              Subsidiary Borrowers (as defined therein), the several banks from time to time parties to the Credit Agreement, and the Bank of
              America, N.A., The Bank of Nova Scotia, BNP Paribas and Fleet
              National Bank, as syndication agents and JPMorgan Chase Bank, as administrative agent.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ARROW ELECTRONICS, INC.

Date: January 20, 2004                         By: /s/ Peter S. Brown
                                                   ------------------
                                               Name: Peter S. Brown
                                               Title: Senior Vice President and
                                                      General Counsel
                                       2

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                                  Exhibit Index

EXHIBIT
  NO.                           DESCRIPTION                                         PAGE
-------       ------------------------------------------------------------------    ----
10.1          Amended and Restated Three-Year Credit Agreement, dated as of           4
              December 18, 2003, by and among Arrow Electronics, Inc., the
              Subsidiary Borrowers (as defined therein), the several banks from time to time parties to the Credit Agreement, and the Bank of
              America, N.A., the Bank of Nova Scotia, BNP Paribas and Fleet
              National Bank, as syndication agents and JPMorgan Chase Bank, as administrative agent.

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